LETTER TO SHAREHOLDERS                                 ACM Managed Income Fund
-------------------------------------------------------------------------------

October 29, 1999

Dear Shareholder:

We are pleased to report to you on the performance, strategy and outlook for the ACM Managed Income Fund (the "Fund"). The Fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests primarily in U.S. government securities and corporate fixed-income securities including investment-grade securities and high-yielding, lower-rated, fixed-income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

INVESTMENT RESULTS
The following table shows how your Fund performed over the past six- and twelve-month periods ended August 31, 1999. For comparison, we have included performance for the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

Over the past six- and twelve-month periods ended August 31, 1999, your Fund underperformed the benchmark. Over both time periods, our longer interest-rate duration, as well as individual security selection in the high-yield sector, dampened performance. Longer interest-rate duration means that our securities are more sensitive to changes in interest rates. When interest rates rise, bond prices in a long-duration portfolio fall more than they do in a shorter-duration portfolio.

Within the high-yield sector we held four issuers that had problems: Iridium L.L.C. Capital Corp, ICO Global Communications, Optel Inc. and Goss Graphic Systems Inc. Iridium and ICO are satellite communication companies (Iridium backed by Motorola and ICO backed by Hughes) that declared bankruptcy after failing to meet their targeted revenues. Optel, which provides cable to apartments, was downgraded after poor operating results. Goss Graphics, a printing company, had its debt downgraded after it filed for bankruptcy.

-------------------------------------------------------------------------------
INVESTMENT RESULTS(*)
Periods Ended August 31, 1999

                                Total Returns
                           6 Months       12 Months
                           --------       ---------
ACM Managed
 Income Fund               -11.08%        -16.95%
Lehman Brothers
 Aggregate Bond Index       -0.80%          0.80%
-------------------------------------------------------------------------------

(*) The Fund's investment results represent total returns and are based on the net asset value as of August 31, 1999. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Corporate Bond Index. An investor cannot invest directly in an index.

MARKET OVERVIEW
During the six-month period ended August 31, 1999, the outlook for the global economy improved. U.S. economic growth downshifted but remained strong, while inflation and unemployment stayed low. With economic activity remaining strong and global liquidity concerns abating, the Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points in June and then another 25 basis points in August. For the six months ended August 31, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. The two-year U.S. Treasury yield rose from 5.20% to 5.73%, while the thirty-year Treasury yield rose from 5.67% to 6.07%.

                                                       ACM Managed Income Fund
------------------------------------------------------------------------------

During the six-month period, the U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, declined by 0.8% as the global economic outlook improved and the U.S. Federal Reserve raised interest rates. Among the sectors of the U.S. bond market, the high-yield sector recorded the strongest performance, while the investment-grade corporate sector recorded the weakest performance. Rising interest rates, uncertainty regarding future interest-rate policy, large corporate debt issuance and Y2K uncertainty, hurt corporate bond performance. Similarly, the high-yield sector's performance was dampened by the above mentioned factors as well as rising default rates and mutual-fund outflows. However, the improving economic growth environment as well as historically high yields helped the high-yield sector outperform the other U.S. bond market sectors. Within the high-yield sector, lower-quality, B-rated securities outperformed higher-quality, BB-rated securities.

INVESTMENT STRATEGY
Over the six-month period ended August 31, 1999, we maintained a longer interest-rate duration than the market, generally employing U.S. Treasury holdings with maturities of ten years or more. Within our high-yield corporate allocation, we selectively picked credits that we thought were undervalued. We were overweight B-rated securities versus BB-rated securities.

OUTLOOK
The global economy continues to gather momentum. We expect the U.S. economy to remain strong through year-end and into the millennium. Growth estimates for 1999 are close to 4.0%, with growth moderating somewhat next year toward 3.5%. The risk of tighter monetary policy in the U.S. remains. Positive inflation fundamentals, however, will keep long-term interest rates trading in a range around 6.0%. While we believe there are structural forces in the marketplace rendering credit markets less liquid, the passing of Y2K should alleviate some liquidity pressures, causing non-Treasury spreads to narrow somewhat from current levels. The overall credit-quality environment, however, is no longer improving in aggregate. Over the longer term, this is negative for credit-sensitive spreads.

We continue to view the high-yield sector favorably. Currently, the average high-yield index is yielding about 6.0% over Treasuries, which offers significant value. The combination of strong growth and low inflation suggests high-yield spreads should contract, resulting in rising bond prices. We will be focusing more on single B-rated credits with hard assets, contributed equity from the sponsor, or a large market capitalization.

Thank you for your continued interest and investment in the ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.



Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President



PORTFOLIO OF INVESTMENTS
August 31, 1999                                                                                             ACM Managed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------

Moody's                           Principal                        Moody's                          Principal
Investor                           Amount                          Investor                          Amount
Ratings(a)                         (000)    U.S. $ Value           Ratings(a)                         (000)       U.S. $ Value
-----------------------------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT                                                     CHEMICALS-2.9%
     OBLIGATIONS-63.7%                                             Ba3   Lyondell Chemical Co.
     U.S. TREASURY BONDS-30.8%                                             Series A
Aaa  6.25%, 8/15/23  .............$1,250      $1,225,781                   9.625%, 5/01/07.......... $1,800     $1,836,000
     6.625%, 2/15/27 .............12,000      12,371,256           Ba3     Series B
     8.125%, 8/15/19 ............. 6,600       7,794,191                   9.875%, 5/01/07..........  5,200       5,226,000
     12.375%, 5/15/04 ............32,300      40,445,672                                                          ---------
     14.00%, 11/15/11 ............ 8,700      12,514,411                                                          7,062,000
                                             ------------                                                         ---------
                                               74,351,311
                                             ------------                COMMUNICATIONS-1.7%
                                                                   NR    Logix Communications
                                                                           Enterprises
     U.S. TREASURY NOTES-14.6%                                             12.25%, 6/15/08..........  5,000       4,175,000
Aaa  6.25%, 10/31/01.............. 5,000       5,046,875                                                          ---------
     6.25%, 2/15/07............... 7,800       7,831,692
     7.00%, 7/15/06...............21,400      22,356,323                 CONSUMER PRODUCTS
                                             ------------                & SERVICES-3.1%
                                              35,234,890           B2    Evenflo Company, Inc.
                                             ------------                  Series B
     U.S. TREASURY STRIPS-18.3%                                            11.75%, 8/15/06..........  2,300       2,291,375
Aaa  Zero coupon, 5/15/09......... 2,880       1,559,860
     Zero coupon, 5/15/10.........19,130       9,676,413           B3    Riverwood International
     Zero coupon, 2/15/11.........16,500       7,939,189                   Corp.
     Zero coupon, 5/15/14.........65,100      25,092,665                   10.625%, 8/01/07.........  5,000       5,062,500
                                             ------------                                                         ---------
                                              44,268,127                                                          7,353,875
                                             ------------                                                         ---------
     Total U.S. Government
      Obligations                                                        ELECTRONICS-1.4%
      (cost $158,861,925).........           153,854,328           Caa1  CHS Electronics, Inc.
                                             -----------                   9.875%, 4/15/05..........  7,500       3,337,500
                                                                                                                  ---------
     CORPORATE
     OBLIGATIONS-39.0%                                                   ENERGY-1.9%
     AUTOMOTIVE-0.1%                                               B3    Chesapeake Energy Corp.
Caa3 Breed Technologies, Inc                                               Series B
      9.25%, 4/15/08.............. 7,000         175,000                   9.625%, 5/01/05..........  5,000       4,675,000
                                             -----------                                                          ---------
     BROADCASTING & CABLE-1.5%
Caa1 OpTel, Inc                                                          FINANCIAL SERVICES-2.8%
      Series B                                                     B3    Lodgian Financing Corp.
      13.00%, 2/15/05............. 5,000       3,525,000                   12.25%, 7/15/09 (b)......  4,000       3,990,000
                                             -----------           Ba3   Willis Corroon Corp.
                                                                           9.00%, 2/01/09 (b).......  3,000       2,805,000
                                                                                                                  ---------
      BUILDING/MAINTENANCE                                                                                        6,795,000
      & SERVICE-1.9%                                                                                              ---------
B2    Building One Services, Inc.
        10.50%, 5/01/09........... 5,000       4,675,000                 FOOD-3.4%
                                             -----------           Caa2   Richmont Marketing
                                                                          Specialists, Inc.
      BUSINESS SERVICES-1.6%                                              10.125%, 12/15/07.........  4,000       3,300,000
B3    Geologistics Corp.
        9.75%, 10/15/07........... 5,000       3,775,000           Caa1 Specialty Foods Corp.
                                             -----------                   Series B
                                                                           11.125%, 10/01/02........  5,000       4,825,000
                                                                                                                  ---------
                                                                                                                  8,125,000
                                                                                                                  ---------

PORTFOLIO OF INVESTMENTS(continued)                    ACM Managed Income Fund
-------------------------------------------------------------------------------

Moody's                           Principal
Investor                           Amount
Ratings(a)                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

     INTERNET SOFTWARE-1.7%
B3   Psinet, Inc.
        11.00%, 8/01/09 (b)....... $4,000   $ 3,980,000
                                            -----------
     MACHINERY-0.4%
Ca   Goss Graphic Systems, Inc.
        12.00%, 10/15/06 (c)......  4,000     1,020,000
                                            -----------
     METALS/MINERALS-0.2%
Ca   Acme Metals, Inc.
        10.875%, 12/15/07 (c).....  2,913       538,905
                                            -----------
     PLASTICS-2.0%
Caa2 Foamex L.P.
        13.50%, 8/15/05...........  5,000     4,925,000
                                            -----------
     TELECOMMUNICATIONS-11.3%
Caa3 Iridium LLC Capital Corp.
        Series B
        14.00%, 7/15/05 (c).......  3,000       435,000

Caa2 KMC Telecommunications
     Holdings, Inc.
        13.50%, 5/15/09 (b).......  4,000     4,120,000

NR   Long Distance
     International, Inc.
        12.25%, 4/15/08...........  4,000     2,660,000

B3   Nextlink Communications, Inc.
        10.75%, 6/01/09...........  3,000     3,063,750

B3   Primus Telecommunications
     Groups, Inc.
        11.25%, 1/15/09...........  4,000     3,840,000

NR   Startec Global
     Communications Corp.
        12.00%, 5/15/08...........  3,400     3,043,000

NR   Viatel, Inc.
        11.50%, 3/15/09 (b).......  4,500     4,488,750

B3   Winstar Equipment Corp.
        12.50%, 3/15/04...........  5,500     5,665,000
                                            -----------
                                             27,315,500
                                            -----------
     TOYS/COMIC PUBLISHING-1.1%
NR   Marvel Enterprises, Inc.
        12.00%, 6/15/09 (b).......  3,000     2,715,000
                                            -----------
     Total Corporate Obligations
       (cost $114,367,752)........           94,167,780
                                            -----------

-------------------------------------------------------------------------------
                                     Shares or
Moody's                              Principal
Investor                              Amount
Ratings(a)                            (000)   U.S. $ Value
-------------------------------------------------------------------------------

     YANKEE OBLIGATIONS-10.0%
B2   Alestra, SA
       12.625%, 5/15/09 (b)..... $4,000  $ 3,730,000
B3   Doman Industries Limited
       12.00%, 7/01/04 (b)......  5,000    5,068,750
B3   Northern Offshore ASA
      Series B
       10.00%, 5/15/05..........  5,000    3,075,000
B2   RSL Communications Plc
       9.875%, 11/15/09 (b).....  5,000    4,375,000
B3   TM Group Holdings
       11.00%, 5/15/08..........  4,000    3,950,000
NR   Versatel Telecom BV
       11.875%, 7/15/09.........  2,000    1,919,762
B3   Worldwide Fiber, Inc.
       12.00%, 8/01/09 (b)......  2,000    2,015,000
                                         -----------
      Total Yankee Obligations
      (cost $26,619,972)........          24,133,512
                                         -----------

     COMMON STOCKS &
     OTHER INVESTMENTS-0.1%
NR   Knology Holdings, Inc.
     Warrants, expiring
       10/15/07 (b)(d)(e).......  2,500        6,250
NR   Long Distance
     International, Inc.
     Warrants, expiring
       4/13/08 (d)(f)...........  4,000       10,000
NR   Loral Space &
     Communication, Inc.
     Warrants, expiring
       1/15/07 (d)(g)...........  4,950       51,975
NR   Microcell
     Telecommunications, Inc.
     Warrants, expiring
       6/01/06 (b)(d)(h)........ 12,000      262,476
NR   OpTel, Inc.
     Common Stock (d)........... 5,000           50
NR   Startec Global
     Communications Corp.
     Warrants, expiring
       5/15/08 (d)(i)...........  4,500        4,500
                                         -----------
     Total Common Stocks
     & Other Investments
      (cost $169,875)...........             335,251
                                         -----------

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
--------------------------------------------------------------------------------
                       Principal
                       Amount
                       (000)  U.S. $ Value                         U.S. $ Value
-------------------------------------------------------------------------------

TIME DEPOSIT-3.0%                          TOTAL INVESTMENTS-115.8%
State Street Bank &                        (cost $307,266,524).... $279,737,871
Trust Co.                                  Other assets less
4.875%, 9/01/99                            liabilities-(15.8%)....  (38,254,654)
                                                                    ------------
 (cost $7,247,000).. $7,247   $  7,247,000
                              ------------
                                           NET ASSETS-100.0%       $241,483,217
                                                                   ============
-------------------------------------------------------------------------------
(a) Unaudited
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1999, the market value of these securities aggregated $37,556,226 or 15.6% of net assets.
(c) Security is in default and non-income producing.
(d) Non-income producing security.
(e) Each warrant entitles the holder to purchase .00373 shares of Common Stock. The warrants are exercisable until 10/15/07.
(f) Each warrant entitles the holder to purchase 15.0874 shares of Common Stock at $.01 per share. The warrants are exercisable from 4/07/99 to 4/13/08.
(g) Each warrant entitles the holder to purchase .6056 shares of Common Stock at $.014 per share. The warrants are exercisable until 1/15/07.
(h) Each warrant entitles the holder to purchase 3.072 shares of Common Stock. The warrants are exercisable until 6/01/06.
(i) Each warrant entitles the holder to purchase 1.25141 shares of Common Stock at $24.20 per share. The warrants are exercisable until 5/15/08.

    Glossary:
    NR-Not Rated.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999                                         ACM Managed Income Fund
-------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $307,266,524) .......................... $ 279,737,871
 Cash .............................................................................     3,011,552
 Interest receivable ..............................................................     6,803,889
 Receivable for investment securities sold ........................................     1,062,500
 Prepaid expenses .................................................................        11,272
                                                                                   --------------
 Total assets .....................................................................   290,627,084
                                                                                   --------------

LIABILITIES
 Payable for investment securities purchased ......................................    48,282,029
 Advisory fee payable .............................................................       140,119
 Administrative fee payable .......................................................        43,110
 Accrued expenses and other liabilities ...........................................       678,609
                                                                                   --------------
 Total liabilities ................................................................    49,143,867
                                                                                   --------------

NET ASSETS ........................................................................ $ 241,483,217
                                                                                   ==============


COMPOSITION OF NET ASSET
 Preferred stock, $.01 par value per share; 1,900 shares Remarketed Preferred
   Stock authorized, 950 shares issued and outstanding at $100,000 per share liquidation preference ......................................................... $  95,000,000
 Common stock, $.01 par value per share; 299,998,100 shares
   authorized, 23,105,450 shares issued and outstanding ...........................       231,055
 Additional paid-in capital .......................................................   207,473,675
 Undistributed net investment income ..............................................     1,623,838
 Accumulated net realized loss on investment transactions .........................   (35,316,698)
 Net unrealized depreciation of investments .......................................   (27,528,653)
                                                                                   --------------
                                                                                   $  241,483,217
                                                                                   ==============

NET ASSET VALUE PER SHARE OF COMMON STOCK
 ($241,483,217 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 23,105,450 shares of Common
   Stock outstanding) .............................................................        $ 6.34
                                                                                           ======

-------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 1999                              ACM Managed Income Fund
-------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest ....................................................  $ 30,249,999
 Dividends ...................................................       161,645   $ 30,411,644
                                                                ------------

EXPENSES
 Advisory fee ................................................     1,755,874
 Administrative fee ..........................................       540,248
 Remarketed Preferred Stock-remarketing agent's fee ..........       240,798
 Audit and legal .............................................       133,088
 Printing ....................................................        57,909
 Transfer agency .............................................        46,179
 Custodian ...................................................        34,205
 Directors' fees and expenses ................................        33,773
 Registration fees ...........................................        33,053
 Taxes .......................................................        24,450
 Miscellaneous ...............................................        33,449
                                                                ------------
 Total expenses ..............................................                    2,933,026
                                                                               ------------
 Net investment income .......................................                   27,478,618
                                                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on investment transactions ................                  (34,892,171)
 Net change in unrealized depreciation of investments ........                  (17,050,946)
                                                                               ------------
 Net loss on investments .....................................                  (51,943,117)
                                                                               ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS
                                                                               $(24,464,499)
                                                                               ============


STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                   Year Ended August 31,
                                                                                   ---------------------
                                                                                 1999                1998
                                                                                 ----                ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income ..................................................  $  27,478,618       $  27,768,803
 Net realized gain (loss) on investment transactions ....................    (34,892,171)         11,028,968
 Net change in unrealized depreciation of investments ...................    (17,050,946)        (15,421,654)
                                                                           -------------       -------------
 Net increase (decrease) in net assets from operations ..................    (24,464,499)         23,376,117
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income:
   Common Stock .........................................................    (21,817,892)        (20,855,196)
   Remarketed Preferred Stock ...........................................     (4,930,538)         (5,384,809)
 Distributions from net realized gain on investments:
   Common Stock .........................................................     (9,509,152)           (462,408)
COMMON STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance of Common Stock ....      5,937,012           3,920,134
                                                                           -------------       -------------
 Total (decrease) increase ..............................................    (54,785,069)            593,838
NET ASSETS:
 Beginning of year ......................................................    296,268,286         295,674,448
                                                                           -------------       -------------
 End of year (including undistributed net investment income of
   $1,623,838 and $3,418,254, respectively) .............................  $ 241,483,217       $ 296,268,286
                                                                           =============       =============

-------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1999                                         ACM Managed Income Fund
-------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies
ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2.Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.Investment Income and Investment
Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to book and tax differences on accrual of income, resulted in a net decrease in accumulated net realized loss on investment transactions and a decrease in undistributed net investment income. This reclassification had no effect on net assets.

                                                        ACM Managed Income Fund
-------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and Other Transactions with Affiliates Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,250 during the year ended August 31, 1999.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

-------------------------------------------------------------------------------

NOTE C: Investment Transactions
Purchases and sales of investment securities (excluding U.S. government securities and short term investments) aggregated $171,465,540 and $149,875,923 respectively, for the year ended August 31, 1999. There were purchases of $511,231,481 and sales of $534,560,360 of U.S. government and government agency obligations for the year ended August 31, 1999.

At August 31, 1999, the cost of investments for federal income tax purposes was $314,645,314. Accordingly, gross unrealized appreciation of investments was $2,931,898 and gross unrealized depreciation of investments was $37,839,341, resulting in net unrealized depreciation of $34,907,443.

At August 31, 1999, the Fund had a capital loss carry-forward of $697,447 which expires in the year 2007.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $27,240,460 during fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain to offset will not be distributed to shareholders.

-------------------------------------------------------------------------------

NOTE D: Capital Stock
There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock
There are 23,105,450 shares of common stock outstanding at August 31, 1999. During the years ended August 31, 1999 and August 31, 1998, the Fund issued 715,186 and 404,189 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock
The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 5.13% and is effective through September 15, 1999.

FINANCIAL HIGHLIGHTS                                   ACM Managed Income Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year


                                                                               Year Ended August 31,
                                                           --------------------------------------------------------
                                                           1999          1998         1997        1996         1995
                                                           ----          ----         ----        ----         ----
Net asset value, beginning of year ................     $ 8.99        $ 9.13       $ 8.36       $ 8.14       $ 7.99
                                                        ------        ------       ------       ------       ------
Income From Investment Operations
---------------------------------
Net investment income .............................       1.21          1.24         1.20         1.20         1.18
Net realized and unrealized gain
  (loss) on investments and
  written options .................................      (2.26)         (.18)         .76          .04          .30
                                                         -----          ----          ---          ---          ---
Net increase (decrease) in net asset value
  from operations .................................      (1.05)         1.06         1.96         1.24         1.48
                                                         -----          ----         ----         ----         ----
Less: Dividends and Distributions
---------------------------------
Distributions to common shareholders:
  Dividends from net investment income ............       (.96)         (.94)        (.90)        (.83)        (.83)
  Distributions from net realized gains ...........       (.42)         (.02)         -0-          -0-          -0-
  Distributions in excess of net
   investment income ..............................        -0-          -0-           -0-          -0-         (.09)
  Tax return of capital distribution ..............        -0-          -0-           -0-          -0-         (.16)
Distributions to preferred shareholders:
  Common Stock equivalent of dividends
   paid to Remarketed Preferred
   shareholders ...................................       (.22)         (.24)        (.29)        (.19)        (.25)
                                                          ----          ----         ----         ----         ----
Total dividends and distributions .................      (1.60)        (1.20)       (1.19)       (1.02)       (1.33)
                                                         -----         -----        -----        -----        -----
Net asset value, end of year ......................     $ 6.34        $ 8.99       $ 9.13       $ 8.36       $ 8.14
                                                        ======        ======       ======       ======       ======
Market value, end of year .........................     $ 8.625     $ 8.6875     $ 10.000      $ 9.500      $ 9.375
                                                        =======     ========     ========      =======      =======
Total Return
------------
Total investment return based on: (a)
  Market value ....................................      16.91%       (4.05)%       16.03%       11.39%       20.63%
  Net asset value .................................    (16.95)%         8.74%       20.38%       12.89%       16.34%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted) ...........  $ 241,483    $  296,268    $ 295,674    $ 275,248    $ 266,569
Ratio of expenses to average net assets (b) .......       1.09%         1.04%        1.05%        1.09%        1.07%
Ratio of net investment income to
  average net assets (b) ..........................      10.17%         9.04%        9.21%        9.30%        9.69%
Portfolio turnover rate ...........................        222%          157%         253%         360%         392%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ACM Managed Income Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors
ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


New York, New York
October 8, 1999

TAX INFORMATION (unaudited)
-------------------------------------------------------------------------------

In order to meet certain requirements of the Internal Revenue Code we are advising you that $3,927,972 of the capital gain distributions paid by the Fund during the fiscal year August 31, 1999 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

ADDITIONAL INFORMATION                                  ACM Managed Income Fund
-------------------------------------------------------------------------------

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

          (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

          (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors

                                                         ACM Managed Income Fund
-------------------------------------------------------------------------------

associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, a Senior Vice President of the Fund.

Year 2000
Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000.

The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997 Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission critical and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliance mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19xx dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems.

ADDITIONAL INFORMATION (continued)                      ACM Managed Income Fund
-------------------------------------------------------------------------------

Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs which will generally be expensed as incurred will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999 Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and their major service providers will not operate as intended and that the systems and applications of third-party providers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or their systems of their important third party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000" as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec 1 (1998).

                                                       ACM Managed Income Fund
-------------------------------------------------------------------------------

Supplemental Proxy Information
The Annual Meeting of Shareholders of The ACM Managed Income Fund, Inc. was held on March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:


                                                   Voted
                                                 Voted For      Against/Abstain
--------------------------------------------------------------------------------

1. To elect directors:  Class Two Nominees
                        (term expires in 2002)
                        David H. Dievler         20,762,731         400,556
                        William H. Foulk         20,763,954         399,333
                        Dr. James M. Hester      20,758,880         404,407



                                                      Voted
                                     Voted For       Against   Withheld/Abstain
--------------------------------------------------------------------------------

2. To ratify the selection of
Ernst & Young LLP as the Fund's
independent auditors for the Fund's
fiscal year ending August 31, 1999:  20,854,902       86,403      221,982

                                                         ACM Managed Income Fund
-------------------------------------------------------------------------------

BOARD OF DIRECTORS
John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr. (1)
Donald J. Robinson(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Robert C. White (1)

OFFICERS
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Wayne C. Tappe, Vice President
Edmund P. Bergan, Jr.,Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

COMMON STOCK:
CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Seward &Kissel LLP
One Battery Park Plaza
New York, NY 10004

PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

-------------------------------------------------------------------------------
(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM Managed Income Fund
Summary of General Information

The Fund
ACM Managed Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105


AllianceCapital [LOGO]/R/


(/R/) These registered service marks used under license from the owner, Alliance Capital Management L.P.
MIFAR899


-------------------------------------------------------------------------------


                                      ACM
                                  ------------
                                    Managed
                                  ------------
                                  Income Fund


                                  Annual Report
                                  August 31, 1999



                                   Alliance/R/

-------------------------------------------------------------------------------